SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934




                             February 15, 2001
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                     (Date of earliest event reported)



                            Cohoes Bancorp, Inc.
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           (Exact name of registrant as specified in its charter)



       Delaware                     000-25027                   14-1807865
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(State or other jurisdiction  (Commission File Number)      (IRS Employer
of incorporation)                                          Identification No.)




75 Remsen Street, Cohoes, New York                                     12047
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(Address of principal executive offices)                            (Zip Code)



                               (518) 233-6500
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            (Registrant's telephone number, including area code)



                               Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)





Item 5.   Other Events

     On February 15, 2001, the stockholders of Cohoes Bancorp, Inc. (the "Company") approved the Agreement and Plan of Merger by and between Hudson River Bancorp, Inc., Hudson River Bank & Trust Company ("Hudson River Bank") and the Company pursuant to which the Company will be acquired by Hudson River Bank. The results were announced by the Company pursuant to the press release attached hereto as Exhibit 99.1 which is incorporated herein by reference thereto.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits
          See Exhibit Index





















                                     2

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           COHOES BANCORP, INC.




Date: March 1, 2001                        By:  /s/ Richard A. Ahl
                                                --------------------------
                                                Richard A. Ahl
                                                Chief Financial Officer


                               EXHIBIT INDEX




        Exhibit Number                  Description
        --------------                  -----------

        99.1                            Press Release dated February 15, 2001